UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                February 17, 1999
                      (Cannon Closing and Bankruptcy Order)

                            ADVANCED FINANCIAL, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                  0-19485                   84-1069416
     --------------           ----------------           ---------------
(State of Incorporation)  Commission File Number)  (IRS Employer Identification
                                                         Number)


                         911 Main, Kansas City, MO 64105
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (816) 842-0700
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                       5425 Martindale, Shawnee, KS 66218
              ----------------------------------------------------
          (Former name or former address, if changed since last report)










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Item 2.  Acquisitions and Dispositions

     (a) On February 19, 1999 (the "Closing Date"), pursuant to the Agreement of Reorganization dated February 5, 1999 ("Cannon Reorganization Agreement") among Cannon Financial Company ("Cannon"), Advanced Financial, Inc. (the "Registrant"), Terrence P. Dunn ("Dunn") and Mark P Offill ("Offill") and Sequoia Company, Piper Jaffrey, Inc. (as custodian for the benefit of Terrence
P. Dunn), JMO Group LLC, Mark P. Offill (trustee of the Jean Offill Grandchildren's Irrevocable Trust), David W. Offill, Larry Davis and Constance Davis (collectively, the "Shareholders") and as amended by the Amendment to Agreement of Reorganization dated February 18, 1999 ("Amendment") among Cannon, the Registrant, Dunn, Offill and the Shareholders, the Registrant acquired Cannon, as a wholly-owned subsidiary, by acquiring from the Shareholders all issued and outstanding stock of Cannon in exchange for up to 1.5 million shares of the Registrant's common stock, $.001 par value ("Common Stock"). Cannon is engaged in the business of collecting non-performing receivables on behalf of third parties and collecting non-performing credit card receivables that it acquires for its own account.

      In accordance with the Escrow Agreement dated February 18, 1999 (the "Escrow Agreement") by and among Evans & Mullinix, P.A and the Shareholders, the
1.5 million shares of Common Stock have been placed in an escrow account and will be released as set forth below upon the Registrant's receipt of Cannon's audited balance sheet dated as of January 31, 1999 and income statement for the period ended January 31, 1999, due within 60 days after the Closing Date. The shares of Common Stock will be distributed from the escrow as follows:

     (i) If Cannon's January 31, 1999 audited balance sheet reports a net book value, which is greater than or equal to $500,000.00 but less than $600,000.00, the escrow agent shall return to the Registrant two (2) shares of Common Stock for each $1.00 by which such net book value is less than $600,000.00, and the remaining shares of Common Stock shall be released to the Shareholders.

     (ii) If Cannon's January 31, 1999 audited balance sheet reports a net book value, which is less than $500,000.00, the Registrant shall receive that number of shares determined under (i) above. In addition, the Shareholders must, within ten (10) business days, contribute sufficient assets to increase the net book value to $500,000.00. If the Shareholders fail to contribute such assets, the escrow agent shall also return to the Registrant three shares (3) for each fifty cents ($.50) by which such net book value is less than $500,000.00. The remaining shares of Common Stock shall be released to the Shareholders.

     (iii) If Cannon's January 31, 1999 audited balance sheet reports a net book value, which is equal to or greater than $600,000.00, the Shareholders shall be entitled to receive the entire 1.5 million shares of Common Stock released from escrow.

      The Cannon stock acquired by the Registrant was valued at $823,000.00, based on the fairness opinion issued by David L. Cochran, of Cochran, Head and Company, P.C., and described in the Order Approving Amended Motion for Authorization to Enter into Agreement of Reorganization dated February 17, 1999 (the "Cannon Order") set forth as Exhibit 99.2 of this Form 8-K. The parties intend that the transaction qualify as a non-taxable reorganization under ss. 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

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      Pursuant to a Consulting Agreement dated February 18, 1999 ("Consulting
Agreement"), the Registrant also entered into a 5 year consulting agreement with Sequoia Company to commence on March 1, 1999 and end on February 28, 2004. The Consulting Agreement requires Sequoia Company to provide advice regarding the broad aspects of profit-making opportunities related to the general credit collection business, including identifying various companies involved in the credit collection business and other opportunities involving or similar to the credit collection business which Registrant may acquire, identifying and evaluating the location of possible acquisition of books or groups of non-performing credit card debt, and finding and negotiating agreements with third parties to provide services to those third parties in connection with the collection of non-performing debt accounts. The Consulting Agreement is attached as Exhibit 10.1 to this Form 8-K.

      Pursuant to a Designated Employee Agreement dated February 18, 1999 (the "Designated Employee Agreement"), Sequoia Company entered into an employment agreement with Lee Greif, husband of Amy Greif, designating Mr. Greif as the only employee of Sequoia Company to provide consulting services to the Registrant under the Consulting Agreement. As reported on Schedule 13G filed with the Securities and Exchange Commission on March 1, 1999, Amy Greif is the beneficial owner of more than 5% of the Common Stock of the Registrant.

     Pursuant to the Stock Option Agreement dated February 19, 1999 ("Koger Stock Option Agreement") by and between the Registrant and Kenneth H. Koger ("Koger"), the Registrant granted Koger the right to acquire 50,000 shares of Common Stock at an option price of Fifty Cents ($0.50) per share as compensation for Koger's assistance with completing the Registrant's acquisition of Cannon. Koger's option expires February 19, 2009 and is exercisable at any time after February 19, 1999. The Koger Stock Option Agreement is attached as Exhibit 10.4 to this Form 8-K.

     The foregoing description of the Cannon Reorganization Agreement, the Amendment, the Escrow Agreement, the Consulting Agreement, the Designated Employee Agreement and the Koger Stock Option Agreement are summaries of certain of the provisions of these agreements and reference is made to copies of these agreements which are attached hereto as Exhibit 2.3, 2.4, 10.1, 10.2, 10.3 and
10.4 and are incorporated herein by reference for all of their terms and conditions.

       Item 3.  Bankruptcy or Receivership

     (b)  Order Confirming Plan of Reorganization

        (1) - (2) On February 17, 1999, the United States Bankruptcy Court for the District of Kansas ("Bankruptcy Court") entered an Order Approving Amended Motion for Authorization to Enter into Agreement of Reorganization ("Cannon Order").

      (3) In summary, the Cannon Order authorized the Registrant to enter into the Cannon Reorganization Agreement, as amended by the Amendment. A summary of the Cannon Reorganization Agreement is contained in paragraph 3 of the Cannon Order filed as Exhibit 99.2 to this Form 8-K.

      The Cannon Order also amended the Acquisition Agreement (the "Amended Acquisition Agreement") entered into between the Registrant and First Mortgage Investment Co. ("FMIC") pursuant to the First Amended Joint Plan of Reorganization dated July 29, 1998 of the Registrant

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and its wholly-owned subsidiary, AFI Mortgage, Corp. (the "Plan").
Pursuant to the Amended Acquisition Agreement, FMIC granted a line of credit in the amount of $875,000 to the Registrant and the Registrant agreed to draw upon the line of credit in accordance with the schedule set forth in the Cannon Order. A summary of the terms of the line of credit is contained in paragraph 4(a) of the Cannon Order filed as Exhibit 99.2 to this Form 8-K.

      (4)-(5) See Item 3(b)(4) and (5) of the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on November 25, 1998.

      Certain statements contained in this Current Report on Form 8-K which are not statements of historical fact constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, any statements specifically identified as forward-looking statements in this Form 8-K. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, income or loss, earnings or loss per share, capital expenditures, the payment or non-payment of dividends, capital structure and other financial items, (ii) statements of plans and objectives of the Registrant and its subsidiary (collectively the "Company") or its management or Board of Directors, including plans or objectives relating to the products or services of the Company, (iii) statements of future economic performance, and (iv) statements of assumptions underlying the statements described in (i), (ii) and (iii).

     Forward-looking statements made by or on behalf of the Registrant involve risks and uncertainties which may cause actual results to differ materially from those in such statements. Some important factors that could cause the actual results to differ materially from those discussed in the forward-looking statements include, but are not limited to: the ability of the Company to satisfy all of the conditions necessary to successfully implement the Plan; whether FMIC exercises its option to acquire shares of new Common Stock of the Reorganized Registrant; the ability of the Company to acquire other ongoing businesses on reasonable terms; the ability of the Company to successfully integrate and operate Cannon and any acquired business; and general international and domestic economic conditions. Other factors not identified herein could also have such an effect.

Item 7.  Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired

         The financial statements required to be filed pursuant to this Item 7(a) for the acquisition of all of the outstanding stock of Cannon are not included with this Current Report on Form 8-K and will be filed by amendment to this Form 8-K not later than 60 days after March 4, 1999.

      (b)   Pro Forma Financial Statements

         The pro forma financial statements required to be filed pursuant to this Item 7(b) for the acquisition of all of the outstanding stock of Cannon are not included with this Current Report on Form 8-K and will be filed by amendment to this Form 8-K not later than 60 days after March 4, 1999.

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(c)   Exhibits

         *2.1 First Amended Joint Plan of Reorganization of AFI Mortgage, Corp. and Advanced Financial, Inc. dated July 29, 1998 (Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 25,
      1998).

         *2.2 First Amended Joint Disclosure Statement of AFI Mortgage, Corp and Advanced Financial, Inc. dated July 29, 1998 (Exhibit 2.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 25, 1998).

          2.3 Agreement of Reorganization dated February 5, 1999 among Cannon Financial Company, Advanced Financial, Inc., Terrence P. Dunn and Mark P Offill and Sequoia Company, Piper Jaffrey, Inc. (as custodian for the benefit of Terrence P. Dunn), JMO Group LLC, Mark P. Offill (trustee of the Jean Offill Grandchildren's Irrevocable Trust), David W.
      Offill, Larry Davis and Constance Davis.

         2.4 Amendment to Agreement of Reorganization dated February 18, 1999 among Cannon Financial Company, Advanced Financial, Inc., Terrence P. Dunn and Mark P Offill and Sequoia Company, Piper Jaffrey, Inc. (as custodian for the benefit of Terrence P. Dunn, JMO Group LLC, Mark P. Offill (trustee of the Jean Offill Grandchildren's Irrevocable Trust), David W. Offill, Larry Davis and Constance Davis.

          10.1 Consulting Agreement dated February 18, 1999, by and between Cannon Financial Company, a Kansas corporation, and Sequoia Company, a Kansas corporation.

         10.2 Escrow Agreement dated February 18, 1999 by and among Evans & Mullinix, P.A., Sequoia Company, Piper Jaffray, Inc., custodian for the benefit of Terrence P. Dunn, JMO Group LLC, Mark P. Offill, Trustee of the Jean Offill Grandchildren's Irrevocable Trust, David W. Offill, Larry Davis, Constance Davis and Advanced Financial, Inc.

          10.3 Designated Employee Agreement dated February 18, 1999 by and between Sequoia Company and Lee Greif.

          10.4 Stock Option Agreement dated February 19, 1999 by and between Advanced Financial, Inc. and Kenneth Koger.

         *99.1 Bankruptcy Court Order dated November 13, 1998 Confirming First Amended Joint Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code (Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 25, 1998).

         99.2   Bankruptcy Court Order dated February 17, 1999
      Approving Amended Motion for Authorization to Enter into
      Agreement of Reorganization.

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          99.3  Press Release of Advanced Financial, Inc. dated February 22,
      1999 Regarding Acquisition of Cannon Financial Company.

         99.4   Press Release of Advanced Financial, Inc. dated
      February 22, 1999 Regarding $875,000 Line of Credit.


*     Incorporated by reference as indicated.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report as amended to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANCED FINANCIAL, INC.
                                          (registrant)


                                    /s/ William B. Morris
                                    William B. Morris
                                    Chairman of the Board, Senior
                                    Vice-President and Secretary

Date:  March 4, 1999



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                                  EXHIBIT INDEX

Assigned Exhibit Number and Description of Exhibit

*2.1  First Amended Joint Plan of Reorganization of AFI Mortgage,
Corp. and Advanced Financial, Inc. dated July 29, 1998 (Exhibit
2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on November 25, 1998).

*2.2 First Amended Joint Disclosure Statement of AFI Mortgage, Corp and Advanced Financial, Inc. dated July 29, 1998 (Exhibit 2.2 to the Current Report on Form 8-K filed with the SEC on November 25, 1998).

 2.3 Agreement of Reorganization dated February 5, 1999 among Cannon Financial Company, Advanced Financial, Inc., Terrence P. Dunn and Mark P Offill and Sequoia Company, Piper Jaffrey, Inc. (as custodian for the benefit of Terrence
P. Dunn), JMO Group LLC, Mark P. Offill (trustee of the Jean Offill Grandchildren's Irrevocable Trust), David W. Offill, Larry Davis and Constance Davis.

2.4 Amendment to Agreement of Reorganization dated February 18, 1999 among Cannon Financial Company, Advanced Financial, Inc., Terrence P. Dunn and Mark P Offill and Sequoia Company, Piper Jaffrey, Inc. (as custodian for the benefit of Terrence P. Dunn, JMO Group LLC, Mark P. Offill (trustee of the Jean Offill Grandchildren's Irrevocable Trust), David W. Offill, Larry Davis and Constance Davis.

10.1 Consulting Agreement dated February 18, 1999, by and between Cannon Financial Company and Sequoia Company

10.2 Escrow Agreement dated February 18, 1999 by and among Evans & Mullinix, P.A., Sequoia Company, Piper Jaffray, Inc., custodian for the benefit of Terrence P. Dunn, JMO Group LLC, Mark P. Offill, Trustee of the Jean Offill Grandchildren's Irrevocable Trust, David W. Offill, Larry Davis, Constance Davis and Advanced
Financial, Inc.

10.5 Designated Employee Agreement dated February 18, 1999 by and between Sequoia Company and Lee Greif.

10.6 Stock Option Agreement dated February 19, 1999 by and between Advanced Financial, Inc. and Kenneth Koger.

*99.1 Bankruptcy Court Order dated November 13, 1998 Confirming First Amended Joint Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code (Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on November 25, 1998).

99.2 Bankruptcy Court Order dated February 17, 1999 Approving Amended Motion for Authorization to Enter into Agreement of Reorganization.


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99.3 Press Release of Advanced Financial, Inc. dated February 22, 1999 Regarding
Acquisition of Cannon Financial Company.

99.4 Press Release of Advanced Financial, Inc. dated February 22, 1999 Regarding $875,000 Line of Credit.



*     Incorporated by reference as indicated.

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